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MINNESOTA LIFE                                                                                        VARIABLE ANNUITY APPLICATION

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The Minnesota Life Insurance Company - Annuity Services - 400 Robert Street North - St. Paul, Minnesota 55101-2098
Toll Free 1-800-362-3141
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OWNER (PLEASE PRINT)                                             ANNUITANT (IF OTHER THAN OWNER)
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NAME                                                             NAME

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ADDRESS                                                          ADDRESS

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CITY, STATE, ZIP                                                 CITY, STATE, ZIP

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DATE OF BIRTH    SEX          TAXPAYER I.D. (Soc Sec # or EIN)   DATE OF BIRTH    SEX          SOCIAL SECURITY NUMBER
                 / /M / /F                                                        / /M / /F
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JOINT OWNER (OPTIONAL - MUST BE SPOUSE OF OWNER)                 JOINT ANNUITANT (OPTIONAL - MUST BE SPOUSE OF ANNUITANT)
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NAME                                                             NAME

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DATE OF BIRTH    SEX          SOCIAL SECURITY NUMBER             DATE OF BIRTH    SEX          SOCIAL SECURITY NUMBER
                 / /M / /F                                                        / /M / /F
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BENEFICIARY
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CLASS     NAME                               RELATIONSHIP        DATE OF BIRTH    SEX          SOCIAL SECURITY NUMBER
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                                                                                  / /M / /F
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                                                                                  / /M / /F
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ANNUITANT'S EMPLOYER (IF NOT SELF EMPLOYED)
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NAME                                         ADDRESS                              CITY, STATE, ZIP

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TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX)                         PURCHASE PAYMENT ACCOUNT ALLOCATION
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/ / Non-Qualified  $____________
    / / Under the ____ (state) Uniform Transfers To Minor Act       ______% General (Not available for MultiOption Select)
/ / Individual Retirement Annuity (IRA) for tax year ________       ______% Maturing Government Bond - 2002
/ / IRA Rollover  $____________                                     ______% Maturing Government Bond - 2006
/ / IRA Transfer from existing IRA  $____________                   ______% Maturing Government Bond - 2010
/ / Roth IRA for tax year _____________                             ______% Growth
/ / Simplified Employee Pension (SEP)                               ______% Bond
/ / SIMPLE                                                          ______% Money Market
/ / Tax Sheltered Annuity (IRC Section 403(b))                      ______% Asset Allocation
    Annual Earned Income $____________                              ______% Mortgage Securities
/ / Qualified Retirement Plan (IRC Section 401)                     ______% Index 500
    / / Employee Funded   / / Employer Funded                       ______% Capital Appreciation
/ / Public Employee Deferred Compensation (IRC Section 457)         ______% International Stock
/ / Non-Qualified Deferred Compensation                             ______% Small Company
/ / Other ___________________                                       ______% Value Stock
-----------------------------------------------------------------   ______% Small Company Value
TYPE OF CONTRACT AND AMOUNT OF PAYMENT                              ______% Global Bond
-----------------------------------------------------------------   ______% Index 400 Mid-Cap
/ / MultiOption Select Flexible Payment Deferred Variable Annuity   ______% Templeton Developing Markets
    of $______ per ______ OR $______ as a single payment            ______% Macro-Cap Value
/ / MultiOption Flexible Payment Deferred Variable Annuity          ______% Micro-Cap Growth
    of $______ per ______ OR $______ as a single payment            ______% Real Estate Securities
/ / MultiOption Single Payment Deferred Variable Annuity         __________
    of $_________________ ($5,000 Minimum)                       TOTAL 100%
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The prospectuses for the Variable Annuity Account, Advantus
Series Fund and Templeton Developing Markets Fund each refer to a Statement of Additional Information.  Would you like us to
send you a copy?   / / Yes     / / No
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PAYMENT METHOD
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/ / APP (Automatic Payment Plan) commencing on Month _____________ Day _________
    / /  Enclosed APP Authorization form and voided check
/ / Bill employer commencing on Month ____ and continuing       Add to existing case# ______________
          / / Annually (1)       / / Semi-Annually (2)           / / Quarterly (4)
          / / Monthly (12)       / / Semi-Monthly (24)           / / Bi-Weekly (26)
  Individual billing, commencing on the 1st day of Month ________ and continuing / / Quarterly  / / Semi-Annually  / / Annually
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MHC-84-9093 Rev. 7-1998

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-    I have received and had an opportunity to read a current copy of the
     Variable Annuity Account Prospectus and the current prospectuses for the Advantus Series Fund and Templeton Developing Markets Fund for this investment prior to investing.

- I have been informed of all charges and expenses associated with this investment.

- I realize that this may be a long-term investment which should be held for a number of years. Due in part to the sales charges involved, selling or surrendering in the short term may result in a loss.

- I am aware there is no assurance that the initial objective/s of this investment will be achieved. Thus, when I ultimately sell or surrender the investment, I may receive more or less than the amount I invested.

- I realize that the element of risk is inherent in any investment - what varies is the degree of risk. Generally, the greater the expected return, the greater risk I must be willing to assume.

- I will only make payment by check payable to the entity listed on the application or in the prospectus and never payable directly to a representative or an entity to which the representative may gain access to my funds. I will not loan to nor borrow from a representative any monies or securities.

-    Given my personal circumstances, this is a suitable investment.

- Financial data should be updated approximately every two years as investment activity warrants.

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                                          IMPORTANT INSTRUCTIONS
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1.   COMPLETE ALL ITEMS OF THE APPLICATION

2.   IF YOU ARE REQUESTING:                                      PLEASE SUBMIT:

          Automatic Payment Plan (APP)                           - APP Authorization F. 25744.2
                                                                 - Voided check

          Direct Rollover (client initiated distribution)        - Transfer/Rollover/1035 Exchange F. 52258 (send to
                                                                   existing institution)

          Immediate Annuity Contract                             - Annuity Service Request F. 35264
                                                                   (includes W-4P. If Deferred Compensation, submit W-4)
                                                                 - Proof of age for annuitant(s) if a life contingency option is selected (copy of driver's license or birth certificate)

          MultiOption Annuity Exchange                           - Exchange Authorization F. 35079
          MultiOption Select Annuity Exchange                    - MOA Select Exchange Authorization F. 51459
          Qualified Retirement Plan                              - Employee Benefit Plan Disclosure Statement F. 23273

          Replacement of another life insurance or               - Appropriate replacement forms as required by the
          annuity contract                                         state of jurisdiction

          SEP contract                                           - Completed IRS form 5305-SEP or
                                                                 - Prototype Request and Document Services
                                                                   Agreement and service fee

          SIMPLE                                                 - Completed 5304 SIMPLE or Adoption Agreement

          Systematic Dollar Cost Averaging                       - Annuity Service Request F. 35264

          Systematic Withdrawal                                  - Annuity Service Request F. 35264

          Traditional IRA to Roth Internal Exchange              - Roth Exchange F. 52223

          Transfer (available for use with transfers             - Transfer/Rollover/1035 Exchange F. 52258
          from TSA to TSA or IRA/Roth/SEP to
          IRA/Roth/SEP only)

          TSA contract                                           - TSA Withdrawal Disclosure F. 38754
                                                                 - Salary Modification Agreement F. 23251
                                                                   Calculation worksheet if the contribution is to exceed
                                                                   maximum exclusion allowance

          1035 Exchange (non-qualified)                          - Transfer/Rollover/1035 Exchange F. 52258
                                                                 - Original contract

3.   IF YOU ARE REPLACING A MUTUAL FUND, VARIABLE, OR            - Switch Form F. 51821
     FIXED PRODUCT FOR AN ANNUITY:
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If more than one beneficiary is specified, indicate the class of each.  All living Class 1 beneficiaries receive an equal share of the death proceeds.  If no Class 1 beneficiaries are living, Class 2 beneficiaries receive an equal share and so on.

Class 1 beneficiaries are considered the primary beneficiaries.
Class 2 beneficiaries and so on, are considered the contingent beneficiaries.

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REPLACEMENT
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  Will this contract applied for replace or change an existing contract?  / / Yes    / / No
          If yes please provide: COMPANY NAME __________________________________ CONTRACT NUMBER(S) ______________________
  Have you completed a State Replacement Form (where required)? (Based on jurisdiction, not state of residence)
          / / Not Required         / / Enclosed
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SPECIAL INSTRUCTIONS OR REMARKS
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INVESTMENT SUMMARY
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1. Are you an employee of Minnesota Mutual or a subsidiary?                                                          / / Yes  / / No
2. Are you a spouse or dependent child of an employee of Minnesota Mutual or a subsidiary?                           / / Yes  / / No
3. Are you or your spouse an employee or employed by an NASD firm?                                                   / / Yes  / / No
4. Dependents:      / / Spouse  / / Children   Ages ____________________
5. How was account acquired?  / / Known Personally   / / Unsolicited   / / Solicited    / / Referred By __________________________
6. Current Approximate:  Annual Income $___________________ Assets $__________________ Debt $_________________ Tax Bracket _______%
7. Other Investments: (Exclusive of personal residence, automobile and this investment.)
               Savings                 $____________________            Balanced/Total Return Funds  $____________________
               Insurance Cash Values   $____________________            Stock Funds                  $____________________
               Real Estate             $____________________            Bond Funds                   $____________________
               Business Interests      $____________________            Individual Stocks            $____________________
               Retirement Funds        $____________________            Individual Bonds             $____________________
               Other________________   $____________________
8. Ranking of Investment                                         9. Ranking of Investment
   Objectives (Rank 1 - 5 in order of importance):                  Objectives (Rank 1 - 5 in order of importance):
               CURRENT INVESTMENT                                            TOTAL PORTFOLIO
               ________ Conservative Income/Capital Preservation             ________ Conservative Income/Capital Preservation
               ________ Current Income                                       ________ Current Income
               ________ Conservative Growth/Total Return                     ________ Conservative Growth/Total Return
               ________ Growth                                               ________ Growth
               ________ Aggressive Growth                                    ________ Aggressive Growth
10. Risk tolerance of current investment (Please select only     11. Risk tolerance of total portfolio (Please select only one):
    one):
         / / Low Risk  / / Moderate Risk  / / High Risk                / / Low Risk  / / Moderate Risk  / / High Risk
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OWNER/ANNUITANT SIGNATURES
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-  I represent that the statements and answers in this application are full, complete and true to the best of my knowledge. I agree that they are to be considered the basis of any contract issued to me.

-  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY ACCOUNT PROSPECTUS AND THE CURRENT
   PROSPECTUSES FOR THE ADVANTUS SERIES FUND AND TEMPLETON DEVELOPING MARKETS FUND. I UNDERSTAND
   THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF
   A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
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SIGNED AT (CITY, STATE)             DATE          SIGNATURE OF OWNER                    SIGNATURE OF ANNUITANT
                                                  X                                     X
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AMOUNT REMITTED WITH APPLICATION                  SIGNATURE OF JOINT OWNER              SIGNATURE OF JOINT ANNUITANT
$                                                 X                                     X
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TO BE COMPLETED BY REPRESENTATIVE
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To the best of my knowledge this contract / /will / /will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered.  No written sales materials were used other than those furnished by the Home Office.
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REPRESENTATIVE NAME (PRINT)                  REPRESENTATIVE SIGNATURE              AGENCY CODE         AGENT CODE
                                             X                                                                                   %
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                                             X                                                                                   %
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TO BE COMPLETED BY DEALER
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DEALER NAME                                  DATE                   SIGNATURE OF AUTHORIZED DEALER
                                                                    X
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THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY ASCEND FINANCIAL SERVICES, INC.
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ACCEPTED BY                                  DATE                   CONTRACT NUMBER                  CASE NUMBER

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